UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 23, 2017

HTG Molecular Diagnostics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37369	86-0912294
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3430 E. Global Loop Tucson, AZ		85706
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (877) 289-2615

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01	Other Events.

On December 23, 2017, HTG Molecular Diagnostics, Inc. (the “Company”) and Illumina, Inc. agreed to a third development plan under the parties’ Amended and Restated Development and Component Supply Agreement (the “Agreement”), effective dated May 31, 2017. The third development plan relates to a pharmaceutical company project and the planned development and intended regulatory approval of an IVD test kit designed for RNA detection in the field of diagnostic oncology testing in humans. Under the third development plan, Illumina is expected to provide specified regulatory support and rights, and develop and deliver to the Company an executable version of custom software, which, when deployed on Illumina’s MiSeqDx sequencer, is designed to enable sequencing by the end-user of the subject IVD test kit probe library.

Activities related to two prior accepted development plans under the Agreement continue in connection with the Company’s HTG EdgeSeq ALKPlus Assay development and another pharmaceutical company project.

Forward Looking Statements

Statements contained in this report regarding matters that are not historical facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements about the anticipated benefits or outcomes of the Company’s third development plan or two prior development plans (collectively, “Development Plans”) under its Agreement with Illumina, Inc. Words such as “believes,” “anticipates,” “plans,” “expects,” “intends,” “will,” “goal,” “potential” and similar expressions are intended to identify forward-looking statements, though not all forward-looking statements necessarily contain these identifying words. These forward-looking statements are based upon management’s current expectations, are subject to known and unknown risks, and involve assumptions that may never materialize or may prove to be incorrect. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties, including, without limitation, the risk that the development and regulatory activities contemplated by the Development Plans may not be performed as expected, or at all, the risk that the development and regulatory work under the Development Plans may not support the development and commercialization of respective IVD test kits, risks associated with the process of developing, marketing and commercializing our products, the Company’s ability to achieve and sustain sufficient market acceptance, and the capabilities of our product and service solutions to keep pace with rapidly changing technology and customer requirements. These and other factors are described in greater detail in our filings with the Securities and Exchange Commission, including without limitation our Quarterly Report on Form 10-Q for the quarter ended September 30, 2017. All forward‑looking statements contained in this report speak only as of the date on which they were made, and we undertake no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HTG Molecular Diagnostics, Inc.

Dated: December 27, 2017	By:	/s/ Shaun D. McMeans
Shaun D. McMeans
Vice President of Finance and Administration and Chief Financial Officer